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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 20, 2006


                          CREDIT ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                        Commission File Number 000-20202

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
                   MICHIGAN                                         38-1999511
(State or other jurisdiction of incorporation)         (I.R.S. Employer Identification No.)

     25505 W. TWELVE MILE ROAD, SUITE 3000                          48034-8339
             SOUTHFIELD, MICHIGAN                                   (Zip Code)
    (Address of principal executive offices)
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        Registrant's telephone number, including area code: 248-353-2700

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

- Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) On September 20, 2006, Credit Acceptance Corporation (the "Company") completed a $50.0 million credit facility (the "Credit Facility") dated as of September 20, 2006, among the Company, Credit Acceptance Residual Funding LLC ("Residual Funding"), a wholly-owned subsidiary of the Company, and Variable Funding Capital Company LLC, a multi-seller commercial paper conduit administered by Wachovia Securities. The maturity of the Credit Facility is September 19, 2007. This facility will allow Residual Funding to finance its purchase of trust certificates from special purpose entities (the "Term SPEs") that purchased loans to dealer-partners under the Company's term securitization transactions. In connection with any such purchase of a trust certificate, the Company's right to repurchase the related dealer loans in a "clean-up call" will be assigned to Residual Funding, and the net proceeds from the purchase will be distributed by the relevant Term SPE to the Company. The Credit Facility is attached as Exhibit 4(f)(77) to this Form 8-K and incorporated herein by reference. On September 21, 2006, the Company issued a press release announcing the completion of the Credit Facility. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

         4(f)(77) Certificate Funding Agreement, dated September 20, 2006, between the Company, Credit Acceptance Residual Funding LLC, Wachovia Bank, National Association, Variable Funding Capital Company LLC, and Wachovia Capital Markets, LLC, and agreements related thereto.

         99.1     Press Release dated September 21, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CREDIT ACCEPTANCE CORPORATION
                                        (Registrant)

                                        By: /s/ Douglas W. Busk
                                        ---------------------------------
                                        Douglas W. Busk
                                        Treasurer

                                        September 22, 2006

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                                 EXHIBITS INDEX

EXHIBIT NO.       DOCUMENT DESCRIPTION
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 4(f)(77)         Certificate Funding Agreement, dated September 20, 2006,
                  between the Company, Credit Acceptance Residual Funding LLC,
                  Wachovia Bank, National Association, Variable Funding Capital
                  Company LLC, and Wachovia Capital Markets, LLC, and agreements related thereto.

     99.1         Press Release dated September 21, 2006